SUMMARY PROSPECTUS
September 26, 2025
Ether ETF

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated September 26, 2025, and Statement of Additional Information, dated September 26, 2025, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/fund-documents; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective
ProShares Ether ETF (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of ether. The Fund currently seeks to achieve this objective primarily through investments in ether futures contracts. The Fund does not invest directly in ether.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	0.08%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.03%
Fee Waiver/Reimbursement[2]	-0.08%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%
1
Other Expenses include 0.08% of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
2
ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive fees or reimburse the amount of any interest expense incurred in connection with investments in reverse repurchase agreements and any net fees charged by futures commission merchants through September 30, 2026. After such date, the expense limitation may be terminated or revised by ProShare Advisors.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$320	$561	$1,252
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund seeks to achieve its investment objective primarily through managed exposure to ether futures contracts. In this manner, the Fund seeks to provide investment results that correspond to the performance of ether.
The Fund does not invest directly in ether. Investors seeking a direct investment in ether should consider an investment other than the Fund.
Ether is a digital asset. The ownership and operation of ether is determined by participants in an online, peer-to-peer network sometimes referred to as the “Ethereum Network.” The Ethereum Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum Network. This is commonly referred to as the Ethereum Protocol (and is described in more detail in the section entitled “The Ethereum Protocol” in the Fund’s Prospectus).
The value of ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of ether. Ownership and transaction records for ether are protected through public-key cryptography. The supply of ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the Protocol and (3) users who choose which version of the Ethereum software to run. From time to time, the developers suggest changes to the Ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the Ethereum software, may be created. This is often referred to as a “fork.” The price of the ether futures contracts in which the Fund invests may reflect the impact of these forks.
Under normal circumstances, the Fund will invest at least 80% of its total assets in instruments that provide exposure to ether and/or in instruments with similar economic characteristics.

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The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, ETFs, interest rates or indexes. The Fund invests in derivatives (e.g. ether futures contracts) in order to gain exposure to ether. These derivatives principally include:
○Ether Futures Contracts – Standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month ether futures. The Fund may also invest in back-month ether futures contracts. Front-month ether futures contracts are those contracts with the shortest time to maturity. Back-month ether futures contracts are those with longer times to maturity.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
In order to maintain its exposure to futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under
Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund seeks to provide investment results that correspond to the performance of ether by primarily investing in ether futures contracts. The Fund does not invest directly in or hold ether. Investors seeking a direct investment in ether should consider an investment other than the Fund. While the performance of ether futures contracts, in general, has historically been highly correlated to the performance of “spot” ether, there can be no guarantee that this will continue. “Spot” ether refers to ether that can be purchased immediately. The performance of the Fund should not be expected to match the performance of spot ether.
●Ether Market Volatility Risk – The prices of ether and ether futures have historically been highly volatile. The value of the Fund’s investments in ether futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of ether and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including ether over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for ether. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout ether’s history, including in 2017-2018 and 2021-2022. Since then ether prices have continued to exhibit extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the ether futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size.

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Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of ether futures, which could decrease the correlation between the performance of ether futures and spot ether.
●Ether Futures Risk – The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to ether futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, the Fund may not be able to obtain the desired exposure and may not be able to achieve its investment objective.
In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether. To the extent the Fund is invested in back-month ether future contracts, the performance of the Fund should be expected to deviate more sig nificantly from the performance of ether. Moreover, price differences between ether and ether futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in ether, including larger losses or smaller gains.
●Ether Futures Capacity Risk – If the Fund’s ability to obtain exposure to ether futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain exposure to ether futures contracts will cause the Fund’s performance to deviate from the performance of ether and ether futures. Additionally, the ability of the Fund to obtain exposure to ether futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Cost of Futures Investment Risk – As discussed above, when a ether futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a ether futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling ether futures is typically substantially higher than the price difference associated with rolling other futures contracts. Ether futures have historically experienced extended periods of contango. Contango in the ether futures market may have a significant adverse impact on the performance of the Fund and may cause ether futures and the Fund to underperform spot ether. Both contango and backwardation would reduce the Fund’s correlation to spot ether and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
●Ether Risk – The Fund’s investments in ether futures contracts exposes the Fund to the risks associated with an investment in ether because the price of ether futures is substantially based on the price of ether. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of

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the demand for ether may be the result of speculation. Consequently, the value of ether has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in ether, trading in ether futures may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.
In addition, digital asset trading venues and other participants may have significant exposure to other digital assets. Instability in the price, availability, or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Ethereum Network. As a result, events that are not neces sarily related to the security or utility of ether can nonetheless cause a significant decline in the price of ether (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). Additionally, the Ethereum blockchain’s protocol, including the code of smart contracts running on the Ethereum blockchain, may contain flaws that can be, and have been, exploited by attackers (e.g., the exploit of The DAO’s smart contract in June 2016 that resulted in a permanent hard fork).
The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether futures, and the Fund.
Finally, the creation of a “fork” (as described above) or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether futures, and the Fund. A fork may be intentional, such as the ’Merge.’ The ’Merge’ refers to protocol changes altering the method by which transactions are validated.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Concentration Risk — The Fund has significant exposure to ether. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

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●Active Management Risk — The Fund is actively managed and its performance reflects the investment decisions that ProShare Advisors makes for the Fund. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform or have negative returns as compared to other funds with a similar investment objective and/or strategies.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the ether futures held by the Fund and ether may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining exposure to ether futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on ether futures contracts. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows the Fund’s investment results during its first full calendar year of operations, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures market performance. This information provides some indication of the risks of investing in the Fund.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

Best Quarter	(ended	3/31/2024	):	50.70%
Worst Quarter	(ended	9/30/2024	):	-24.01%
Year-to-Date	(ended	6/30/2025	):	-27.36%
Average Annual Total Returns
As of December 31, 2024
	One Year	Since Inception	Inception Date
Before Tax	33.60%	61.02%	10/1/2023
After Taxes on Distributions	32.44%	59.60%	—
After Taxes on Distributions and Sale of Shares	19.93%	46.49%	—
Bloomberg Ethereum Index[1]	44.92%	74.06%	—
S&P 500® Index[2]	25.02%	30.63%	—
1
Reflects no deduction for fees, expenses or taxes. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
2
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are

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not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
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ProShares.com

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